The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the “Underwriter”) (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein. In addition, the Underwriter is an affiliate of the depositor.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	RBSGC 2005-A - Group 5
	9/1/05 Cutoff
TOTAL CURRENT BALANCE:	76,313,292.66
TOTAL ORIGINAL BALANCE:	76,782,894.00
NUMBER OF LOANS:	428
		Minimum	Maximum
AVG CURRENT BALANCE:	$178,302.09	$26,803.96	$990,900.00
AVG ORIGINAL BALANCE:	$179,399.29	$26,950.00	$990,900.00
WAVG GROSS COUPON:	7.79884%	7.25000	11.25000%
WAVG CURRENT FICO SCORE:	663	478	802
WAVG ORIGINAL LTV:	83.84%	21.21	96.99%
WAVG ORIGINAL TERM:	360 months	300	360 months
WAVG STATED REMAINING TERM:	350 months	290	353 months
WAVG SEASONING:	10 months	7	29 months

TOP STATE CONCENTRATIONS ($):	19.78 % New York, 16.01 % Florida, 12.02 % New Jersey
TOP INTEREST ONLY CONCENTRATIONS ($):	71.55 % NOT IO, 28.45 % IO
TOP PREPAY PENALTY CONCENTRATIONS ($):	59.22 % Has Prepay Penalty, 40.78 % No Prepay Penalty
MAXIMUM ZIP CODE CONCENTRATION ($):	1.30% 48302 (Bloomfield, MI)
WAVG ORIG PREPAY TERM (EXCL 0):	34 months	0	60 months
FIRST PAY DATE:	May 01, 2003	Mar 01, 2005
MATURE DATE:	Nov 01, 2029	Feb 01, 2035

DELINQUENT	NEXT DUE DATE	PRINCIPAL BAL	PCT($)	# OF LOANS	PCT(#)
Current
09/01/05		60,246,229.09	78.95	340	79.44
10/01/05		8,943,506.13	11.72	56	13.08
11/01/05		100,145.42	0.13	1	0.23
12/01/05		47,294.01	0.06	1	0.23
TOTAL		69,337,174.65	90.86	398	92.99
Delq: 30 Days
08/01/05		6,976,118.01	9.14	30	7.01
TOTAL		6,976,118.01	9.14	30	7.01
ORIGINATOR:
CENDANT		1,163,088.60	1.52	10	2.34
FNBN		60,926,517.14	79.84	334	78.04
GREENPOINT		5,257,308.30	6.89	43	10.05
NATIONAL CITY		446,455.52	0.59	6	1.40
UBS		8,519,923.10	11.16	35	8.18
TOTAL	76,313,292.66		100.00	428	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

SERVICER:
CENDANT	1,163,088.60	1.52	10	2.34
CMC	60,673,365.43	79.51	332	77.57
GMAC	8,773,074.81	11.50	37	8.64
GREENPOINT	5,257,308.30	6.89	43	10.05
NATIONAL CITY	446,455.52	0.59	6	1.40
TOTAL	76,313,292.66	100.00	428	100.00
PRODUCT:
Fixed Rate	54,605,641.57	71.55	340	79.44
Fixed Rate IO	21,707,651.09	28.45	88	20.56
TOTAL	76,313,292.66	100.00	428	100.00
CURRENT BALANCE:
26,804 - 100,000	10,229,678.07	13.40	149	34.81
100,001 - 200,000	21,596,379.88	28.30	148	34.58
200,001 - 300,000	14,714,296.87	19.28	60	14.02
300,001 - 400,000	15,083,659.76	19.77	44	10.28
400,001 - 500,000	6,053,980.06	7.93	14	3.27
500,001 - 600,000	3,933,532.72	5.15	7	1.64
600,001 - 700,000	1,281,995.84	1.68	2	0.47
700,001 - 800,000	736,524.19	0.97	1	0.23
800,001 - 900,000	1,692,345.27	2.22	2	0.47
900,001 - 990,900	990,900.00	1.30	1	0.23
TOTAL	76,313,292.66	100.00	428	100.00
ORIGINAL BALANCE:
26,950 - 100,000	10,130,016.44	13.27	148	34.58
100,001 - 200,000	21,696,041.51	28.43	149	34.81
200,001 - 300,000	14,714,296.87	19.28	60	14.02
300,001 - 400,000	14,684,283.14	19.24	43	10.05
400,001 - 500,000	6,453,356.68	8.46	15	3.50
500,001 - 600,000	3,933,532.72	5.15	7	1.64
600,001 - 700,000	1,281,995.84	1.68	2	0.47
700,001 - 800,000	736,524.19	0.97	1	0.23
800,001 - 900,000	1,692,345.27	2.22	2	0.47
900,001 - 990,900	990,900.00	1.30	1	0.23
TOTAL	76,313,292.66	100.00	428	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

MORTGAGE RATE:
7.250 - 7.250	10,459,038.78	13.71	68	15.89
7.251 - 7.500	20,695,745.82	27.12	113	26.40
7.501 - 7.750	16,814,946.31	22.03	89	20.79
7.751 - 8.000	9,929,882.34	13.01	55	12.85
8.001 - 8.250	7,735,057.21	10.14	43	10.05
8.251 - 8.500	4,184,549.66	5.48	20	4.67
8.501 - 8.750	1,593,055.25	2.09	10	2.34
8.751 - 9.000	2,828,007.91	3.71	13	3.04
9.001 - 9.250	365,748.07	0.48	2	0.47
9.251 - 9.500	662,839.95	0.87	5	1.17
9.501 - 9.750	331,810.66	0.43	3	0.70
9.751 - 10.000	82,745.54	0.11	1	0.23
10.001 - 10.250	298,349.18	0.39	3	0.70
10.251 - 10.500	236,083.12	0.31	2	0.47
11.001 - 11.250	95,432.86	0.13	1	0.23
TOTAL	76,313,292.66	100.00	428	100.00
CURRENT FICO SCORE:
<= 0	220,341.65	0.29	2	0.47
451 - 500	519,076.66	0.68	5	1.17
501 - 550	1,836,309.61	2.41	16	3.74
551 - 600	7,329,388.11	9.60	35	8.18
601 - 650	19,898,302.94	26.07	102	23.83
651 - 700	28,589,461.81	37.46	160	37.38
701 - 750	14,167,625.53	18.57	86	20.09
751 - 800	3,561,055.19	4.67	21	4.91
801 - 802	191,731.16	0.25	1	0.23
TOTAL	76,313,292.66	100.00	428	100.00
ORIGINAL LTV:
<= 50.00	957,969.23	1.26	11	2.57
50.01 - 60.00	677,257.65	0.89	4	0.93
60.01 - 70.00	6,485,441.80	8.50	32	7.48
70.01 - 80.00	31,427,172.32	41.18	170	39.72
80.01 - 85.00	1,710,105.11	2.24	10	2.34
85.01 - 90.00	8,987,601.69	11.78	47	10.98
90.01 - 95.00	25,724,412.16	33.71	151	35.28
95.01 - 96.99	343,332.70	0.45	3	0.70
TOTAL	76,313,292.66	100.00	428	100.00
DEBT RATIO:
<= 0.00	51,430,828.33	67.39	286	66.82
0.01 - 10.00	71,460.43	0.09	1	0.23
10.01 - 20.00	2,797,256.75	3.67	13	3.04
20.01 - 30.00	3,521,015.27	4.61	28	6.54
30.01 - 40.00	10,626,459.84	13.92	65	15.19
40.01 - 49.82	7,866,272.04	10.31	35	8.18
TOTAL	76,313,292.66	100.00	428	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

ORIGINAL TERM:
300	251,951.09	0.33	1	0.23
360	76,061,341.57	99.67	427	99.77
TOTAL	76,313,292.66	100.00	428	100.00
REMAINING TERM:
290 - 300	251,951.09	0.33	1	0.23
325 - 336	446,455.52	0.59	6	1.40
337 - 348	5,076,770.60	6.65	37	8.64
349 - 353	70,538,115.45	92.43	384	89.72
TOTAL	76,313,292.66	100.00	428	100.00
SEASONING:
7 - 12	73,183,481.19	95.90	404	94.39
13 - 24	2,683,355.95	3.52	18	4.21
25 - 29	446,455.52	0.59	6	1.40
TOTAL	76,313,292.66	100.00	428	100.00
ORIG PREPAY TERM:
0	31,120,774.73	40.78	165	38.55
12	13,178,133.88	17.27	63	14.72
24	7,256,718.79	9.51	38	8.88
30	251,951.09	0.33	1	0.23
36	12,124,335.88	15.89	76	17.76
60	12,381,378.29	16.22	85	19.86
TOTAL	76,313,292.66	100.00	428	100.00
LIEN POSITION:
First Lien	76,313,292.66	100.00	428	100.00
TOTAL	76,313,292.66	100.00	428	100.00
PREPAY FLAG:
Has Prepay Penalty	45,192,517.93	59.22	263	61.45
No Prepay Penalty	31,120,774.73	40.78	165	38.55
TOTAL	76,313,292.66	100.00	428	100.00
DOCUMENTATION:
Full Documentation	1,481,707.53	1.94	19	4.44
No Documentation	36,614,954.12	47.98	221	51.64
No Income Verification	6,008,244.06	7.87	27	6.31
No Income/Employ/Asset Disclo	407,060.11	0.53	3	0.70
No Ratio	8,400,570.04	11.01	35	8.18
Stated Documentation	22,244,844.84	29.15	112	26.17
Stated Income	1,155,911.96	1.51	11	2.57
TOTAL	76,313,292.66	100.00	428	100.00
PURPOSE CODE:
Cash Out Refinance	23,028,032.66	30.18	113	26.40
Purchase	51,048,935.88	66.89	301	70.33
Rate/Term Refinance	2,236,324.12	2.93	14	3.27
TOTAL	76,313,292.66	100.00	428	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

OCCUPANCY:
Investor	13,636,482.44	17.87	91	21.26
Non-owner	1,339,368.71	1.76	12	2.80
Primary	60,277,939.96	78.99	318	74.30
Second Home	1,059,501.55	1.39	7	1.64
TOTAL	76,313,292.66	100.00	428	100.00
PROPERTY TYPE:
2-4 Units	19,496,928.60	25.55	90	21.03
Condominium	3,300,306.73	4.32	33	7.71
Cooperative	120,815.50	0.16	1	0.23
Deminimus PUD	607,547.72	0.80	6	1.40
PUD	97,980.46	0.13	1	0.23
Single Family	39,653,737.08	51.96	228	53.27
Single Family Detached	730,890.08	0.96	3	0.70
Two-to-Four Family	12,305,086.49	16.12	66	15.42
TOTAL	76,313,292.66	100.00	428	100.00
AMORTIZATION:
Fully Amortizing	76,313,292.66	100.00	428	100.00
TOTAL	76,313,292.66	100.00	428	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

STATE:
New York	15,097,270.67	19.78	61	14.25
Florida	12,218,276.65	16.01	75	17.52
New Jersey	9,169,869.34	12.02	34	7.94
Texas	3,926,960.45	5.15	37	8.64
Arizona	3,688,877.16	4.83	20	4.67
Illinois	3,517,111.76	4.61	24	5.61
Nevada	3,195,288.48	4.19	14	3.27
Virginia	2,697,457.55	3.53	15	3.50
Georgia	2,540,510.04	3.33	17	3.97
North Carolina	2,038,355.81	2.67	13	3.04
Massachusetts	1,859,518.30	2.44	6	1.40
Pennsylvania	1,781,266.82	2.33	20	4.67
Michigan	1,726,802.60	2.26	9	2.10
Connecticut	1,670,924.76	2.19	10	2.34
California	1,409,178.31	1.85	5	1.17
Wisconsin	1,260,541.95	1.65	5	1.17
District of Columbia	963,322.55	1.26	3	0.70
Minnesota	956,600.61	1.25	5	1.17
Maryland	940,176.44	1.23	5	1.17
Ohio	897,278.21	1.18	11	2.57
Rhode Island	890,424.55	1.17	4	0.93
Indiana	867,342.35	1.14	9	2.10
New Hampshire	599,387.21	0.79	2	0.47
Tennessee	595,181.77	0.78	7	1.64
Washington	339,763.92	0.45	2	0.47
Delaware	263,826.44	0.35	2	0.47
Idaho	186,529.26	0.24	1	0.23
Montana	175,596.50	0.23	1	0.23
Missouri	134,627.43	0.18	2	0.47
South Carolina	124,741.89	0.16	1	0.23
Iowa	108,000.00	0.14	1	0.23
Nebraska	95,302.96	0.12	1	0.23
Kansas	70,782.53	0.09	1	0.23
Kentucky	66,385.72	0.09	1	0.23
New Mexico	65,884.73	0.09	1	0.23
Utah	64,123.21	0.08	1	0.23
Oregon	61,550.93	0.08	1	0.23
Louisiana	48,252.80	0.06	1	0.23
TOTAL	76,313,292.66	100.00	428	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

ORIG LTV RANGE	PMI	CURRENT PRINCIPAL BAL	PCT($)	# OF LOANS	PCT(#)
21.21 -80.00
	GEMICO	95,425.45	0.13	1	0.23
	No MI	39,342,653.42	51.55	215	50.23
	PMI	109,762.13	0.14	1	0.23
	TOTAL	39,547,841.00	51.82	217	50.70
> 80.00
	GEMICO	1,775,535.20	2.33	9	2.10
	MGIC	1,709,118.83	2.24	12	2.80
	PMI	8,048,606.31	10.55	45	10.51
	Radian	24,483,524.56	32.08	138	32.24
	Republic	624,158.24	0.82	6	1.40
	United Guaranty	124,508.52	0.16	1	0.23
	TOTAL	36,765,451.66	48.18	211	49.30

For internal use only. All Amounts subject to change.